UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 6, 2006

                           TRI-CONTINENTAL CORPORATION
             (Exact name of Registrant as specified in its charter)

            Maryland                       811-266               13-5441850
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code    (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The Board of Directors of the Registrant adopted an amendment to Registrant's Amended and Restated Bylaws, effective on June 26, 2006. The following first sentence contained under Article II, Section 7, was deleted:

            "Each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon."

Effective June 26, 2006, the first sentence of Article II, Section 7 is hereby superseded and replaced with the following sentence: (The entire paragraph is restated for your convenience).

            "SECTION 7. Voting. Each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon; provided, that, at any time prior to the Corporation's 2007 annual meeting of stockholders, the Board of Directors shall have the power, in its sole discretion, to call a special meeting for the election of the directors of the class that was previously elected at the Corporation's 2003 annual meeting of stockholders, and such other business as the Board of Directors may determine, and at such special meeting, such directors shall be elected by a plurality of the votes validly cast thereon. Subject to the rights of the holders of preferred stock, each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders."

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRI-CONTINENTAL CORPORATION

Date: July 6, 2006

                                          By: /s/ Lawrence P. Vogel
                                             -----------------------------------
                                              Lawrence P. Vogel
                                              Vice President and Treasurer